UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2025

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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal registered offices)
(408) 830-9742
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On November 11, 2025, Alpha and Omega Semiconductor Limited (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) at which shareholders voted on five proposals and cast their votes as described below. Details of the proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 18, 2025. There were present at the Annual Meeting, represented by proxy or in person, holders of 27,965,479 common shares, constituting a quorum.

Proposal 1

    The following nine directors were elected to serve on the Board of Directors of the Company (the “Board”) until the 2026 Annual General Meeting of Shareholders or until their respective successors have been duly elected and qualified, as set forth below:

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Mike F. Chang	23,813,215	237,588	3,914,676
Lucas S. Chang	23,862,388	188,415	3,914,676
Stephen C. Chang	23,872,627	178,176	3,914,676
Claudia Chen	23,836,001	214,802	3,914,676
So-Yeon Jeong	23,948,453	102,350	3,914,676
Hanqing (Helen) Li	24,000,055	50,748	3,914,676
King Owyang	23,647,166	403,637	3,914,676
Michael L. Pfeiffer	23,844,056	206,747	3,914,676
Michael J. Salameh	23,664,773	386,030	3,914,676

Proposal 2

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,704,661	330,810	15,332	3,914,676

Proposal 3

The Company’s shareholders approved an amendment and restatement of the Company's 2018 Omnibus Incentive Plan to increase the number of common shares authorized for issuance under such plan, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,229,138	1,809,326	12,339	3,914,676

Proposal 4

The Company’s shareholders ratified and approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and authorized the Board, acting through its audit committee, to determine the remuneration of such accounting firm, for the fiscal year ending June 30, 2026, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,929,088	23,197	13,194	—

Proposal 5

The Company’s shareholders ratified and approved the adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the other proposals contained herein, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,185,689	1,746,360	33,430	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 17, 2025

Alpha and Omega Semiconductor Limited

By:	/s/ Yifan Liang
Name:	Yifan Liang
Title:	Chief Financial Officer and Corporate Secretary